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                                                                   EXHIBIT 10.21

                                AMENDMENT NO. 1
                                       TO
                      JAMES J. COTTER CONSULTING AGREEMENT



     This Amendment No. 1 to the James J. Cotter Consulting Agreement entered into as of October 1, 1994 (the "Consulting Agreement") by and between Craig Corporation, a Delaware corporation (the "Company") and James J. Cotter ("Mr. Cotter"), is made and entered into effective June 12, 1995.

                                R E C I T A L S
                                ---------------

     A. Mr. Cotter and the Company entered into the Consulting Agreement as of October 1, 1994.

     B. Mr. Cotter and the Company desire to extend by one year the term of the Consulting Agreement through September 30, 1997 in consideration for the cancellation of Mr. Cotter's option to purchase 175,000 shares of the Company's Class A Common Preference Stock (the "Class A Option") granted pursuant to a certain stock option agreement, dated June 8, 1992, and the granting of an option to Mr. Cotter to purchase 300,000 shares of the common stock (the "Common Stock") of the Company, exercisable from time to time subject to the provisions of a certain stock option agreement to be effective June 12, 1995 (the "Stock Option Agreement").

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     C.   This Amendment was approved by the Board of Directors of the Company at a special telephonic meeting held on June 12, 1995.

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                               A G R E E M E N T
                               -----------------

     1.   Term.  Section 1(a) of the Consulting Agreement is hereby amended to
          ----
extend the term of the Consulting Agreement through September 30, 1997.

     2.   Cancellation of Previous Stock Option Agreement.  Mr. Cotter hereby
          -----------------------------------------------
agrees that effective as of the date of this Amendment, the option agreement dated June 8, 1992 is terminated and he has no further rights or benefits thereunder.

     3.   Effect of Amendment.  Except as specifically amended herein, the
          -------------------
Consulting Agreement shall remain in full force and effect subject to all of the terms and conditions set forth therein.

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Consulting Agreement as of June 12, 1995.

                                        CRAIG CORPORATION



                                        By: /s/ Craig Tompkins
                                           --------------------
                                            S. Craig Tompkins
                                            President


                                           /s/ James J. Cotter
                                        -----------------------
                                             James J. Cotter

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